SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009
ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center		46285
Indianapolis, Indiana		(Zip Code)
(Address of Principal
Executive Offices)
Registrant’s telephone number, including area code: (317) 276-2000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 10, 2009, Eli Lilly and Company is holding a conference for investment analysts. In connection with the conference, the company issued a press release, a copy of which is furnished to the Commission as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated December 10, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:	/s/ James B. Lootens
Name:	James B. Lootens
Title:	Secretary and Deputy General Counsel

Dated: December 10, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated December 10, 2009

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